HOU03:716963.6
                                POWER OF ATTORNEY

           Know  by  all these presents, that the undersigned hereby constitutes and  appoints each of Christopher T. Seaver, Michael C. Kearney, Chris D.  North
and Andrew W. Ricks, signing singly, the undersigned's true and lawful attorney-
in-fact to:

          (1)  execute for and on behalf of the undersigned, Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange  Act  of
               1934 and the rules thereunder;

          (2)  do  and  perform  any  and all acts for  and  on  behalf  of  the undersigned  which may be necessary or desirable to complete  and execute  any such Form 3, 4 and 5 and timely file such form  with the United States Securities and Exchange Commission  (the "SEC")
               and  any stock exchange or similar authority, including obtaining a  password and filer number for the undersigned for purposes  of making any such filing via the SEC's "EDGAR" system; and

          (3)  take  any other action of any type whatsoever in connection  with the foregoing which, in the opinion of such attorney-in-fact, may be  of  benefit to, in the best interest of, or legally  required by,  the  undersigned,  it being understood  that  the  documents executed  by  such attorney-in-fact on behalf of the  undersigned pursuant  to  this Power of Attorney shall be in  such  form  and shall  contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

          The undersigned hereby grants to each such attorney-in-fact full power and  authority  to  do  and  perform any and  every  act  and  thing  whatsoever requisite, necessary, or proper to be done in the exercise of any of the  rights and  powers  herein  granted,  as  fully to all  intents  and  purposes  as  the undersigned  might  or  could  do if personally  present,  with  full  power  of substitution  or  revocation,  hereby ratifying and  confirming  all  that  such attorney-in-fact,  or such attorney-in-fact's substitute or  substitutes,  shall lawfully  do  or  cause to be done by virtue of this power of attorney  and  the
rights  and  powers  herein  granted.   The undersigned  acknowledges  that  the
foregoing attorneys-in-fact, in serving in such capacity at the request  of  the undersigned,  are  not assuming, nor is Hyril Company (the "Company")  assuming, any  of  the  undersigned's responsibilities to comply with Section  16  of  the
Securities Exchange Act of 1934.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect  to  the undersigned's holdings of and transactions in securities issues by the  Company, unless  earlier revoked by the undersigned in a signed writing delivered to  the foregoing attorneys-in-fact.

           IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of September, 2000.

                                   _/s/  Richard C. Seaver___________
                                   Richard C. Seaver